Exhibit 10.1

EXECUTION VERSION

LIMITED LIABILITY COMPANY AGREEMENT

OF

WOODBRIDGE WIND-DOWN ENTITY LLC

This Limited Liability Company Agreement (this “Agreement”) of Woodbridge Wind-Down Entity LLC, a Delaware limited liability company (the “Company”), is entered into as of this 15th day of February, 2019, by the Company’s sole member, Woodbridge Liquidation Trust (the “Member”), pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq. (as amended, the “Act”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in that certain First Amended Joint Chapter 11 Plan of Liquidation of Woodbridge Group of Companies, LLC and Its Affiliated Debtors dated August 22, 2018 (as it may be amended, modified, supplemented or restated from time to time, the “Plan”).

1.          Name. The name of the limited liability company governed hereby is Woodbridge Wind-Down Entity LLC.

2.         Certificates; Fees and Expenses. The Member or any Officer (as defined below) shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in a jurisdiction in which the Company may wish to conduct business. The Member hereby ratifies and approves all actions taken by the Company, any authorized person, any Manager (as defined below) or any Officer in connection with the formation of the Company prior to this Agreement. All fees and expenses incurred with respect to the organization, operation and management of the Company shall be borne by the Company.

3.          Purpose. The purpose of the Company shall be (a) to accept, hold, administer and distribute the Wind-Down Assets in accordance with the provisions of the Plan and this Agreement; (b) to engage in such other activities and businesses that are necessary and/or incidental to the foregoing; and (c) consistent with the purpose of the Liquidation Trust as set forth in Section 5.4.4 of the Plan.

4.         Powers; Title to Property. The Company shall have the power to do any and all acts reasonably necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose and business described herein and for the protection and benefit of the Company. All property owned by the Company shall be owned by the Company as an entity and the Member shall not have any ownership interest in such property in its individual name, and the Member’s interest in the Company shall be personal property for all purposes. The Company shall hold title to all of its property in the name of the Company and not in the name of the Member.

5.          Principal Business Office. The principal place of business and office of the Company shall be located, and the Company’s business shall be conducted from, such place or places as may hereafter be determined by the Board (as defined below).

6.          Registered Agent. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate of Formation of the Company or such other office (which need not be a place of business of the Company) as the Member may designate from time to time in the manner provided by the Act. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate of Formation of the Company or such other Person as the Member may designate from time to time in the manner provided by the Act.

7.          Term. The term of the Company commenced on the date of filing of the Certificate of Formation of the Company in accordance with the Act and shall continue until the dissolution of the Company in accordance with Section 17.

8.         Limited Liability. Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and none of the Member, any Manager, any Officer or any employee or agent of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of acting in such capacity.

9.          Members. The Member was deemed admitted as a member of the Company upon its execution and delivery of this Agreement. The Member will at all times be the sole and exclusive owner of the Company, and the Company will not issue any equity interests to any other Person.

10.        Additional Contributions. The Member is not required to make additional capital contributions to the Company.

11.        Profits and Losses. The Member shall treat all items of income, gain, loss, deduction and credit of the Company as its own.

12.        Distributions. Distributions of cash or other assets of the Company shall be made as and when determined by the Board in its sole discretion; provided, however, that commencing on the first Business Day that is no later than thirty (30) calendar days after the quarter-end of the first full calendar quarter following the Effective Date and continuing on the first Business Day that is no later than thirty (30) calendar days after each calendar quarter-end thereafter, the Company shall remit to the Member as of such quarter-end any Cash in excess of its budgeted reserve for ongoing operations, other anticipated Wind-Down Expenses and its other Plan obligations.

13.        Wind-Down Board.

(a)        Except as otherwise expressly provided herein, management of the Company shall be vested in a board of managers of the Company (the “Board”; and each member of the Board, a “Manager”) comprised of (x) the CEO (as defined below) and (y) two (2) other natural persons, both of whom shall be appointed by the Member. The Board shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, to effectuate and carry out the purposes and business of the Company. To the extent of their powers set forth herein, the Board is an agent of the Company for the purpose of the Company’s business and affairs, and the actions of the Board taken in accordance with such powers set forth herein shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as set forth in a duly adopted resolution of the Board that is not inconsistent with this Agreement and the Plan, no individual Manager, in his or her capacity as such, shall have any authority to bind the Company. The initial Managers shall be as set forth on Schedule A.

(b)        Managers shall serve until they resign, die, become incapacitated or are removed. Any Manager may resign as such at any time upon giving not less than thirty (30) calendar days’ prior notice thereof to the other members of the Board. Any Manager may be removed as such with Cause (as defined below) by the Member at any time. Any vacancy occurring on the Board may be filled by the Member and shall remain vacant until so filled. For purposes of this Agreement, “Cause” means, with respect to any Manager, (i) the embezzlement, misappropriation of any property or other asset of the Company; (ii) the commission of, or the entering of a plea of nolo contendere or guilty with respect to, any felony whatsoever or any misdemeanor involving moral turpitude; or (iii) any willful and material breach of the terms of this Agreement or the terms of the Plan applicable to such Manager.

(c)        A majority of the then serving Managers shall constitute a quorum for the transaction of business of the Board at a meeting of the Board and the act of a majority of the Managers present at a meeting of the Board at which a quorum is present shall be the act of the Board. Each Manager shall have one vote on all such matters. A Manager who is present at a duly called meeting of the Board at which action on any matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof or shall deliver such dissent to the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action. Meetings of the Board may be held at such place or places as shall be determined from time to time by resolution of the Board. At all meetings of the Board, business shall be transacted in such order as shall from time to time be determined by resolution of the Board. Attendance of a Manager at a meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in any waiver of notice.

(d)        Regular meetings of the Board, if any, shall be held without notice at such times and places as shall be designated from time to time by resolution of the Board. Special meetings of the Board, if any, may be called by any Manager on at least twenty-four (24) hours’ notice to each Manager. Such notice to the Managers need not state the purpose or purposes of, or the business to be transacted at, such meeting, except as may be otherwise required by the Act. The Managers may participate in and hold a meeting of the Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute attendance and presence in person at such meeting.

(e)        Any action permitted or required by the Act or this Agreement to be taken at a meeting of the Board may be taken without a meeting if a consent in writing (including electronically), setting forth the action to be taken, is provided to each Manager and signed (or clearly indicated electronically) by each member of the Board. Such consent shall have the same force and effect as a vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of the State of Delaware, and the execution of such consent shall constitute attendance or presence in person at a meeting of the Board. Such consent shall be filed with the minutes of the proceedings of the Board.

(f)        Subject to applicable withholding requirements, the compensation of each Manager (other than the CEO) for his or her service on the Board will be $20,000 per month for each calendar month of service during the first year after the Effective Date and $15,000 per month for each calendar month of service after the first year after the Effective Date. The Company shall also reimburse each Manager in respect of all actual, reasonable and documented out-of-pocket costs and expenses incurred by such Manager in accordance with Company policies.

(g)        Managers, in the performance of their duties as such, shall owe to the Company and its Members duties of loyalty and due care of the type owed by the directors of a corporation to such corporation and its stockholders under the laws of the State of Delaware.

14.        Officers.

(a)        The Board may, from time to time, designate and appoint one or more natural persons as an officer of the Company (each, an “Officer”). No Officer need be a resident of the State of Delaware, a Member or a Manager. Any Officers so designated shall have such authority and perform such duties as the Board may, from time to time, delegate to them. The Board may assign titles to particular Officers. Unless the Board otherwise decides and except as may otherwise be provided in any applicable written employment agreement, if the title is one commonly used for officers of a business corporation, the assignment of such title shall constitute the delegation to such Officer of the authority and duties that are normally associated with that office, subject to Section 14(d) and any other specific delegation of authority and duties made to such Officer by the Board. Each Officer shall hold office until such Officer’s successor shall be duly designated and qualified or until such Officer’s earlier death or earlier resignation or removal in the manner hereinafter provided. Any number of offices may be held by the same individual. The salaries or other compensation, if any, of the Officers and agents of the Company shall be fixed from time to time by the Board in accordance with the Plan. The Board hereby designates Frederick Chin to hold the office of “Chief Executive Officer” as of the Effective Date (the “CEO”).

(b)        Any Officer (subject to any contract rights available to the Company, if applicable) may resign as such at any time; provided, that the CEO may only resign upon giving not less than thirty (30) calendar days’ prior notice thereof in a notice Filed in the Chapter 11 Cases. Any Officer may be removed as such, either with or without cause, by the Board in its discretion at any time. Any vacancy occurring in any office of the Company may be filled by the Board, subject to the approval of the Member, and shall remain vacant until so filled.

(c)        Subject to the supervision of the Board and the provisions of this Agreement, the CEO shall have the authority and right, without the need for Bankruptcy Court approval (unless otherwise indicated in the Plan), to carry out and implement all applicable provisions of the Plan for the ultimate benefit of the Member, including to:

(i)          retain, compensate, and employ professionals and other Persons to represent the Company with respect to and in connection with its rights and responsibilities;

(ii)         establish, maintain, and administer accounts of the Debtors as appropriate;

(iii)        maintain, develop, improve, administer, operate, conserve, supervise, collect, settle, and protect the Wind-Down Assets (subject to the limitations described herein or in the Plan);

(iv)       sell, liquidate, transfer, assign, distribute, abandon, or otherwise dispose of the Wind-Down Assets or any part thereof or any interest therein, including through the formation on or after the Effective Date of any new or additional legal entities to be owned by the Company to own and hold particular Wind-Down Assets separate and apart from any other Wind-Down Assets, upon such terms as the CEO determines to be necessary, appropriate, or desirable (subject to the limitations described herein or in the Plan), including the consummation of any sale transaction for any Wind-Down Assets as to which an approval order was entered by the Bankruptcy Court before the Effective Date;

(v)         invest Cash of the Debtors and the Estates, including any Cash realized from the liquidation of the Wind-Down Assets, which investments, for the avoidance of doubt, will not be required to comply with Bankruptcy Code section 345(b);

(vi)        negotiate, incur, and pay the Wind-Down Expenses, including in connection with the resolution and satisfaction of any Wind-Down Claim Expenses;

(vii)      exercise and enforce all rights and remedies regarding any loans or related interests as to which the lender was a Debtor and the underlying borrower actually is or actually was a Person that is not a Debtor, including any such rights or remedies that any Debtor or any Estate was entitled to exercise or enforce prior to the Effective Date on behalf of a Holder of a Non-Debtor Loan Note Claim, and including rights of collection, foreclosure, and all other rights and remedies arising under any promissory note, mortgage, deed of trust, or other document with such underlying borrower or under applicable law;

(viii)     comply with the Plan, exercise the CEO’s rights, and perform the CEO’s obligations; and

(ix)        exercise such other powers as deemed by the CEO to be necessary and proper to implement the provisions of the Plan.

(d)         Officers, in the performance of their duties as such, shall owe to the Company and its Members duties of loyalty and due care of the type owed by the officers of a corporation to such corporation and its stockholders under the laws of the State of Delaware.

15.          Certain Covenants.

(a)          The Company shall advise the Member regarding the status of the affairs of the Company on at least a monthly basis and shall reasonably make available to the Member such information as is necessary for any reporting by the Member.

(b)          The Company shall advise the Member regarding any material actions by the Board, including the sale of any property prior to entering into a contract of sale or the change in course of the business plan agreed to as part of the Plan. If there is any disagreement between the Company and the Member as to a material matter, in the first instance the Company and the Member shall seek to resolve their dispute regarding such material matter. In the event the Company and the Member cannot resolve the dispute, then no action will be taken regarding such material matter absent an order of the Bankruptcy Court.

(c)          Except as expressly provided herein (including, but not limited to, Section 14(c)) or may be approved by the Member, the Company shall not be entitled to encumber, invest or gift any of its assets or make asset acquisitions.

(d)          The Company shall be subject to the same limitations imposed on the Liquidation Trustee under the terms of the Plan and the Liquidation Trust Agreement.

16.          Indemnification. The Company and the Member shall indemnify the Managers, the Officers and each of their respective accountants, agents, assigns, attorneys, bankers, consultants, directors, employees, executors, financial advisors, investment bankers, brokers, managers, members, officers, partners, predecessors, principals, professional persons, representatives, and successors (each, an “Indemnified Party”) for, and shall defend and hold them harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost, or expense (including the reasonable fees and expenses of their respective professionals) incurred without gross negligence or willful misconduct on the part of the applicable Indemnified Party (which gross negligence or willful misconduct, if any, must be determined by a final, non-appealable order of a court of competent jurisdiction) for any action taken, suffered, or omitted to be taken by the Indemnified Parties in connection with the acceptance, administration, exercise, and performance of their duties under the Plan or this Agreement, as applicable. An act or omission taken with the approval of the Bankruptcy Court, and not inconsistent therewith, will be conclusively deemed not to constitute gross negligence or willful misconduct. In addition, the Company and the Member shall, to the fullest extent permitted by law, indemnify, defend, and hold harmless the Indemnified Parties, from and against and with respect to any and all losses, liabilities, damages, judgments, fines, penalties, claims, demands, settlements, costs, or expenses (including the reasonable fees and expenses of their respective professionals) arising out of or due to their actions or omissions, or consequences of such actions or omissions, with respect to the Company or the implementation or administration of the Plan if the applicable Indemnified Party acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interest of the Company. The costs and expenses incurred in enforcing the right of indemnification in this Section 16 shall be paid by the Company or the Member, as applicable.

17.          Dissolution.

(a)          The Company shall dissolve, and its affairs shall be wound up upon the first to occur of the following: (i) the written consent of the Member, (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act and (iii) the sale or other disposition of all of the Wind-Down Assets.

(b)          In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale or other transfer of the assets of the Company in an orderly manner).

18.          Elections. The Member shall determine the accounting methods and conventions under the tax laws of any and all applicable jurisdictions as to the treatment of income, gain, loss, deduction and credit of the Company or any other method or procedure related to the preparation of such tax returns. The Member may cause the Company to make or refrain from making any and all elections permitted by such tax laws. Notwithstanding the foregoing, the Company shall be treated as a disregarded entity for income tax purposes.

19.          Fiscal Year. The fiscal year of the Company for financial, accounting and income tax purposes shall be the same fiscal year as the Member.

20.          Severability. If any term, provision covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

21.          Counterparts. This Agreement may be executed in counterparts and a facsimile or other electronic form of signature shall be of the same force and effect as an original.

22.          Entire Agreement; Conflicts. This Agreement, together with the Plan and the Liquidation Trust Agreement, constitutes the entire agreement of the Member with respect to the subject matter hereof. In the event of any inconsistency or conflict between the terms hereof and (i) the terms of the Plan, the terms of the Plan shall govern and control in each instance, and (ii) the terms of the Liquidation Trust Agreement, the terms of the Liquidation Trust Agreement shall govern and control in each instance.

23.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

24.         Jurisdiction. The Bankruptcy Court shall have jurisdiction regarding the Member, the Company, the Board and the Wind-Down Assets, including the determination of all disputes arising out of or related to administration of the Company. The Bankruptcy Court shall have continuing jurisdiction and venue to hear and finally determine all disputes and related matters arising out of or related to this Agreement or the administration of the Company. The parties expressly consent to the Bankruptcy Court hearing and exercising such judicial power as is necessary to finally determine all such disputes and matters. If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising in, arising under, or related to the Chapter 11 Cases, including the matters set forth in this Agreement, then the provisions of this Agreement shall have no effect on and shall not control, limit or prohibit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter, and all applicable references in this Agreement to an order or decision of the Bankruptcy Court shall instead mean an order or decision of such other court of competent jurisdiction.

25.          Amendments.    This Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Member.

26.        Interpretation.    The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or understanding of this Agreement or any provision hereof. In this Agreement, except to the extent the context otherwise requires, (i) reference to any Section, subsection, clause, Schedule, preamble or recital, is, unless otherwise specified, to that such Section, subsection, clause, Schedule, preamble or recital under this Agreement, (ii) the words “hereof,” “herein,” and similar terms shall refer to this Agreement and not to any particular section of this Agreement, (iii) references to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, supplemented, replaced or restated from time to time in accordance with its terms and subject to compliance with any requirements set forth therein, (iv) references to any law, statute, rule, regulation or form (including in the definition thereof) shall be deemed to include references to such statute, rule, regulation or form as amended, modified, supplemented or replaced from time to time (and, in the case of any statute, include any rules and regulations promulgated under such statute), and all references to any section of any statute, rule, regulation or form include any successor to such section, (v) references to any party hereto shall include its successors and permitted assigns, (vi) wherever the word “include,” “includes” or “including” is used herein, it shall be deemed to be followed by the words “without limitation,” and any list of examples following such term shall in no way restrict or limit the generality of the word or provision with respect to which such examples are provided, (vii) the words “shall” and “will” are used interchangeably throughout this Agreement, and the use of either connotes a mandatory requirement, (viii) the word “or” is not meant to be exclusive, and shall be interpreted as “and/or”, (ix) unless otherwise specified, references to “day” or “days” are references to calendar days, (x) the terms “Dollars” and “$” mean United States Dollars, (xi) whenever the context required, terms shall include the plural as well as the singular number, the masculine gender shall include the feminine, and the feminine gender shall include the masculine and (xii) references to any time periods herein that are initiated by the receipt of a notice shall be deemed not to include the date such notice is received in the calculation of such time period.

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 IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Agreement as of the date first above written.

MEMBER

WOODBRIDGE LIQUIDATION TRUST

By:
Name: Michael Goldberg
Title: Liquidation Trustee

[SIGNATURE PAGE TO LIMITED LIABILITY COMPANY AGREEMENT OF WOODBRIDGE WIND-DOWN ENTITY LLC]

SCHEDULE A

BOARD OF MANAGERS

Richard Nevins

M. Freddie Reiss

Frederick Chin